Summary Prospectus

May 1, 2017	T. Rowe Price
Limited-Term Bond Portfolio Limited-Term Bond Portfolio Limited-Term Bond Portfolio—II Class

A fund seeking a high level of income consistent with moderate fluctuations in principal value through investments primarily in short- and intermediate-term bonds. The fund is only available as an investment option for variable annuity and variable life insurance contracts.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your insurance company. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2017, as amended or supplemented, and Statement of Additional Information, dated May 1, 2017, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks a high level of income consistent with moderate fluctuations in principal value.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%	0.70%

Distribution and service (12b-1) fees	—	0.25

Other expenses	—	—

Total annual fund operating expenses	0.70	0.95

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$72	$224	$390	$871
Portfolio—II Class	97	303	526	1,167

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 58.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies Normally, the fund invests at least 80% of its net assets (including any borrowings for investment purposes) in bonds and 65% of total assets in short- and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the fund’s average effective maturity will not exceed five years.

At least 90% of the fund’s portfolio will consist of investment-grade securities that, at the time of purchase, are rated in one of the four highest rating categories assigned by established credit rating agencies from at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. In an effort to enhance yield, up to 10% of assets can be invested in below investment-grade securities, commonly referred to as “junk” bonds, including those with the lowest rating. The fund’s holdings may include corporate and government bonds, asset- and mortgage-backed securities, and foreign securities.

Investment decisions reflect the portfolio manager’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the fund may invest. For example, if interest rates are expected to fall, the fund may purchase longer-term securities (to the extent consistent with the fund’s investment program) in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, the fund may seek securities with shorter maturities.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.

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Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Interest rate risks This is the risk that the prices of, and the income generated by, the debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund may be subject to greater interest rate risk due to the current period of historically low interest rates and the potential effect of any government fiscal policy initiatives.

Credit risks This is the risk that an issuer of a debt security could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation. Although bonds and other debt securities rated BBB (or an equivalent rating) are considered investment-grade, they may still have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than higher rated investment-grade securities.

Liquidity risks The the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Foreign investing risks The fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Prepayment risk and extension risks Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities, or any debt security with an embedded call option, may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt securities more volatile.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Portfolio Class. Returns for other share classes vary since they have different expenses.

Summary	3

Average Annual Total Returns				Y
	Periods ended
	December 31, 2016

				Inception
	1 Year	5 Years	10 Years	date
Portfolio Class	1.37%	0.98%	2.46%	05/13/1994
II Class	1.12	0.77	2.15	03/31/2005

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	1.28	0.92	2.44

Lipper Variable Annuity Underlying Short-Intermediate Investment Grade Debt Funds Average	2.33	1.45	2.31

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Michael F. Reinartz	Chairman of Investment Advisory Committee	2015	1996

Purchase and Sale of Fund Shares

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

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Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E303-045 5/1/17